                                                                   EXHIBIT 23(b)

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (No. 33-44475); Form S-4 (No. 33-44403) and Forms S-8 (Nos. 33-36304, 33-67826, 33-67828 and
33-36305) of our report dated February 10, 1995; appearing on Page F-3 of Bird Corporation's Form 10-K/A for the year ended December 31, 1995.

/s/ Alpern, Rosenthal & Company

Pittsburgh, Pennsylvania
April 26, 1996